                                                                   Exhibit 99.15


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                                Title               Date
----                                -----               ----

/s/ William Swindells               Director            September 27, 1999
----------------------
William Swindells


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                                 Title                   Date
----                                 -----                   ----


/s/ Benjamin R. Whiteley             Director                September 27, 1999
-------------------------
Benjamin R. Whiteley


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                             Title               Date
----                             -----               ----

/s/ E. Kay Stepp                 Director            September 27, 1999
-----------------
E. Kay Stepp


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                                 Title                  Date
----                                 -----                  ----

/s/ Franklin E. Ulf                  Director               September 27, 1999
--------------------
Franklin E. Ulf


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                                  Title               Date
----                                  -----               ----

/s/  Mike Thorne                      Director            September 27, 1999
----------------
Mike Thorne



                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                           Title                Date
----                           -----                ----

/s/ Peter T. Johnson           Director             September 27, 1999
---------------------
Peter T. Johnson


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                            Title                 Date
----                            -----                 ----

/s/ Peter O. Kohler             Director              September 27, 1999
--------------------
Peter O. Kohler


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                              Title                 Date
----                              -----                 ----

/s/ Jerome J. Meyer               Director              September 27, 1999
--------------------
Jerome J. Meyer


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                              Title                 Date
----                              -----                 ----
/s/ Ralph R. Peterson             Director              September 27, 1999
----------------------
Ralph R. Peterson


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                              Title              Date
----                              -----              ----

/s/ Frederick W. Buckman          Director           September 27, 1999
-------------------------
Frederick W. Buckman


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                            Title                 Date
----                            -----                 ----

/s/ John E. Chapoton            Director              September 27, 1999
---------------------
John E. Chapoton


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                             Title                Date
----                             -----                ----

/s/ Barry J. Galt                Director             September 27, 1999
------------------
Barry J. Galt



                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                        Title               Date
----                        -----               ----

/s/ Richard Geary           Director            September 27, 1999
------------------
Richard Geary


                               Power of Attorney

     Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any of the following documents relating to registrations under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to the variable annuity contracts to be issued through the Separate Account C: registration statements on any form or forms under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments and supplements thereto, with all exhibits and all instruments necessary or appropriate in connection therewith, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date indicated.


Name                                Title                  Date
----                                -----                  ----

/s/ Virginia L. Anderson            Director               September 27, 1999
-------------------------
Virginia L. Anderson
